UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2018

BIOSTAR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34708	20-8747899
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

No. 588 Shiji Avenue, Xiangyang City, Shaanxi Province, People’s Republic of China 712046

(Address of Principal Executive Office) (Zip Code)

86-029-33686638

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 16, 2018, Biostar Pharmaceuticals, Inc. (the “Company”) received a notification letter from Nasdaq Listing Qualifications (“Nasdaq”) advising the Company that, since it had not filed its Quarterly Report on Form 10-Q for the second quarter ended June 30, 2018, this matter serves as an additional basis for delisting the Company’s securities from The Nasdaq Stock Market.

As previously disclosed, on April 19, 2018 and May 23, 2018, the Company received notification letters from Nasdaq advising the Company that, since it had not filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018, the Company was not in compliance with Nasdaq Listing Rules.

On July 19, 2018, the Company received a delisting determination letter from the Nasdaq advising the Company that following review of the Company’s plan of compliance, the Nasdaq staff determined to delist the Company’s common stock from the Nasdaq Capital Market.

On July 26, 2018, the Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the delisting determination from the Nasdaq staff. On August 10, 2018, the Company was granted an extended stay as to the suspension of the Company's common stock from trading by the Panel until the Company's scheduled hearing before the Panel on September 13, 2018 and issuance of a final Panel decision.

As a result of the latest Form 10-Q filing delinquency, the Panel will consider this matter in rendering a determination regarding the Company's continued listing on The Nasdaq Capital Market. Pursuant to Listing Rule 5810(d), the Company plans to present its views with respect to this additional deficiency at the hearing.

Item 8.01   Other Events

On August 23, 2018, the Company issued a press release relating to the foregoing event, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Exhibits

Exhibit No.	Description
99.1	Press release dated August 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Biostar Pharmaceuticals, Inc.

By:	/s/ Ronghua Wang
Ronghua Wang Chief Executive Officer

Date: August 24, 2018